UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Synergy Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Synergy Pharmaceuticals Inc.

420 Lexington Avenue, Suite 2012

New York, New York 10170

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 2017 AND ACCOMPANYING PROXY STATEMENT

On or about May 1, 2017, the proxy statement (the “Proxy Statement”) of Synergy Pharmaceuticals Inc. (the “Company”) was made available to stockholders in connection with the solicitation of proxies on behalf of the board of directors (the “Board”) of the Company for use at the 2017 Annual Meeting of Stockholders to be held on June 27, 2017 at the offices of the Company, located at 420 Lexington Avenue, Suite 2012, New York, New York 10170, and any adjournment or postponement thereof (the “Annual Meeting”).  The original Proxy Statement was filed with the U.S. Securities and Exchange Commission on April 28, 2017.

This supplement dated June 2, 2017, (the “Supplement”) supplements and amends the Proxy Statement and is first being distributed to stockholders on or about June 2, 2017.  This information is in addition to the information required to be provided to the Company’s stockholders under the applicable proxy disclosure rules as set forth in the Proxy Statement.  Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

All capitalized terms used in this Supplement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.

Our 2016 Annual Report on Form 10-K, the Proxy Statement, this Supplement and a form of proxy are available at www.pstvote.com/synergy2017 in accordance with the rules of the SEC.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY IN DECIDING HOW TO VOTE. The Board unanimously recommends that stockholders vote FOR (1) the election to the Board of the seven nominees for director named in the Proxy Statement; (2) the amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 350,000,000 to 400,000,000; (3) the approval of the Synergy Pharmaceuticals Inc. 2017 Equity Incentive Plan; and (4) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2017.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Supplemental Disclosure Concerning Proposal No. 2

On April 3, 2015, the Board adopted resolutions approving and authorizing an increase in the number of authorized shares of common stock from 200,000,000 to 350,000,000 shares and directed that the amendment be submitted to a vote of the holders of common stock at the 2015 annual meeting (the “2015 Proposal”).  The

2015 Proposal was included in our 2015 proxy statement and received the requisite number of votes for approval at that meeting. That proxy statement referred to the 2015 Proposal as a “non-routine” matter.

This “routine” v. “non-routine” distinction has an effect on the way in which votes are tabulated.  Under NYSE Rules, if the beneficial owner of shares held in street name does not provide the organization that holds the shares with specific voting instructions, that organization may vote the shares on “routine” matters, but may not vote the shares on “non-routine” matters.  In connection with the 2015 Proposal, some or all of such organizations that were involved, or those acting on their behalves, may have determined to treat the 2015 Proposal as a “routine matter” and therefore voted shares, for which their customers gave no instructions, for the 2015 Proposal. Accordingly, there were three broker non-votes on this proposal.

We recognize that the proxy statement language associated with that proposal could have resulted in confusion about the effect of a shareholder’s failure to give specific voting instructions on the 2015 Proposal, and we want to minimize any risks concerning this issue.  We believe that approval of Proposal 2 to increase the authorized common stock to 400,000,000  shares (an additional 50,000,000 shares of common stock above the limit set forth in the 2015 Proposal) addresses any concerns arising out of the approval by our shareholders of the 2015 Proposal, as shareholders at the 2017 Meeting will have approved an authorized share level that includes the shares subject to the 2015 Proposal.  Accordingly, we believe that approval of Proposal 2 will minimize any risks that may exist with respect to the authorization of the shares subject to the 2015 Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 350,000,000 TO 400,000,000.

Voting; Revocability of Proxies

Except as described above, this Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting and regardless of the number of shares of the Company’s common stock that you own.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy card and wish to change your vote based on any of the information contained in this supplement, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting.

If you are a stockholder of record as of the close of business on April 28, 2017, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by revoking your proxy and reclaiming your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Synergy Pharmaceuticals by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York 10170, Attention: Secretary, or by facsimile at 212-297-0019.  Your most current proxy card or Internet proxy is the one that will be counted.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.